UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2006
                                                         -----------------

                           Portec Rail Products, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                  0-50543                   55-0755271
----------------------------      ------------------        ------------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                   15238
------------------------------------------------                   -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                ------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure  of  Directors  or  Principal  Officers; Election of
                  Directors; Appointment of Principal Officers
                  -------------------------------------------------------------

     On February 13, 2006, Portec Rail Products, Inc.'s Chief Financial Officer, Michael D. Bornak, tendered his resignation from his position, effective February 20, 2006. The resignation was tendered in connection with the Chief Financial Officer accepting a position with another company. The Chief Financial Officer did not resign because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Bornak has agreed to assist with a transition over the next 60 days as the Company pursues his replacement. Mr. John Pesarsick, Corporate Controller, is appointed as Principal Financial and Accounting Officer on an interim basis.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)  Financial statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PORTEC RAIL PRODUCTS, INC.



DATE: February 14, 2006                By: /s/ John Cooper
                                           -------------------------------------
                                           John Cooper
                                           President and Chief Executive Officer